Series A Preferred Units (Notes)	12 Months Ended
Dec. 31, 2014
Temporary Equity Disclosure [Abstract]
Preferred Units [Text Block]
SERIES A PREFERRED UNITS:
In connection with the closing of the Regency Merger, 1.9 million of Regency’s outstanding series A preferred units were converted into corresponding newly issued ETP Series A Preferred Units (the “Preferred Units”) on a one-for-one basis. If outstanding, the Preferred Units are mandatorily redeemable on September 2, 2029 for $35 million plus all accrued but unpaid distributions and interest thereon and are reflected as long-term liabilities in our consolidated balance sheets. The Preferred Units are entitled to a preferential quarterly cash distribution of $0.445 per Preferred Unit if outstanding on the record dates of the Partnership’s common unit distributions. Holders of the Preferred Units can elect to convert the ETP Preferred Units to ETP Common Units at any time in accordance with ETP’s partnership agreement. The number of common units issuable upon conversion of the Preferred Units is equal to the issue price of $18.30, plus all accrued but unpaid distributions and interest thereon, divided by the conversion price of $44.37. The Preferred Units were convertible to approximately 0.9 million ETP common units as of June 30, 2015.